UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
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PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 20, 2016
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FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35390	42-1556195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification Number)

726 Exchange Street, Suite 618, Buffalo, NY		14210
(Address of Principal Executive Offices)		(Zip Code)
(716) 819-5500
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.04.    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On June 20, 2016, First Niagara Financial Group, Inc. ("Company") notified participants in its 401(k) Savings Plan of First Niagara ("Plan") of a "blackout period" under the Plan. In accordance with Section 306 of The Sarbanes-Oxley Act of 2002 and Rule 104 under Securities and Exchange Commission Regulation BTR, the Company sent a separate notice to its directors and executive officers informing them of the blackout period and certain trading prohibitions that they will be subject to during the blackout period.

A copy of the blackout notice sent to the Company's directors and executive officers is included in this report as Exhibit 99.1 and is furnished herewith, and shall not be deemed “filed” for any purpose.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.    Description

99.1        Blackout Notice to Executive Officers and Directors of First Niagara Financial Group, Inc.
Concerning Limitations on Trading in First Niagara Financial Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: June 24, 2016	By:/s/ KRISTY BERNER
Kristy Berner
General Counsel & Corporate Secretary
(Duly authorized representative)